NEW ISSUE COMPUTATIONAL MATERIALS

                                 (Part I of II)


                          $1,000,000,000 (Approximate)


                           RAMP SERIES 2003-RS6 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RS6



    Any transactions in the certificates will be effected through Residential
                        Funding Securities Corporation.


                                 JULY 16, 2003


--------------------------------------------------------------------------------
This Information was prepared by Bear, Stearns & Co. Inc. n its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                       STATEMENT REGARDING ASSUMPTIONS AS
                                       TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS6 TRUST
Computational Materials: Preliminary Term Sheet  (Page 1)
--------------------------------------------------------------------------------
                          $1,000,000,000 (Approximate)



CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C), (D)

----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
                                                AVG.    PRINCIPALEXPECTED     FINAL     EXPECTED
                       ORIGINAL                 LIFE    LOCKOUT/   FINAL    SCHEDULED   RATINGS
             LOAN     PRINCIPAL                TO CALL  WINDOW   MATURITY   MATURITY     (S&P/
CLASS       GROUP       BALANCE     COUPON     (YEARS)  (MONTHS)   DATE       DATE      MOODY'S)
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------

  A-I-1       I                  Seq Fltr (e)           0 /      3/25/05    12/25/20   AAA / Aaa
                    $180,993,000                0.90       20
  A-I-2       I                  Seq Fxd                19 /     11/25/05   10/25/24   AAA / Aaa
                     64,348,000                 2.00        9
  A-I-3       I                  Seq Fxd                27 /     5/25/07    12/25/28   AAA / Aaa
                     97,248,000                 3.00       19
  A-I-4       I                  Seq Fxd                45 /     4/25/10    10/25/31   AAA / Aaa
                     91,453,000                 5.00       36
  A-I-5       I                  Seq Fxd                80 /     2/25/12    7/25/33    AAA / Aaa
                     60,958,000  (f)(h)         8.34       23
  A-I-6       I                  NAS Fxd                36 /     2/25/12    7/25/33    AAA / Aaa
                     55,000,000  (f)(i)         6.44       67
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
                    $550,000,000
TOTAL
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
  A-II-A      II    $300,000,000 Fltr (g)(h)    2.98    0 /      8/25/11    7/25/33    AAA / Aaa
                                                           97
  A-II-B      II    150,000,000  Fltr (g)(h)            0 /      8/25/11    7/25/33    AAA / Aaa
                                                2.96       97
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
                    $450,000,000
TOTAL
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------

NOTES:
(A)  Class  sizes  subject  to a 10%  variance.

(B) Pricing Prepayment Speed Assumption: Group I Loans: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter). Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

(C) Each certificate will be priced to a 10% clean-up call (as described herein).

(D)  Ambac  will   guarantee   interest  and   principal,   subject  to  certain
     limitations, as described herein.

(E) The lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
(F) The pass-through rate on the Class A-I-5 and Class A-I-6 Certificates will be the lesser of the related fixed rate per annum and the Group I Net WAC Cap Rate.
(G) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14% per annum.
(H) If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum beginning on the second distribution date after the first possible optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II Certificates will double beginning on the second distribution date after the first possible optional call date.
(I)    Lockout bond.

ISSUER:                      RAMP Series 2003-RS6 Trust.

CERTIFICATES: The Class A-I-1 through Class A-I-6 Certificates (collectively, the "Class A-I Certificates"), are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae limitations (the "Group II-A Loans").

The Class A-II-B Certificates (together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae limitations (the "Group II-B Loans").

The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates".

UNDERWRITERS:  Bear,  Stearns & Co. Inc.,  Citigroup  Global Markets Inc.,  J.P.
     Morgan Securities Inc., Residential Funding Securities Corporation.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE: JPMorgan Chase Bank.

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 95.22% of the Group I Loans, approximately 100.00% of the Group II-A Loans and approximately 99.73% of the Group II-B Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

CUT-OFF DATE:                July 1, 2003.

SETTLEMENT DATE: On or about July 29, 2003.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing in August 2003.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: It is expected that the Class A Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS:                  One or more REMIC elections.

COLLATERAL  DESCRIPTION:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable). The Group II Loans will be comprised of two sub-groups: the Group II-A Loans and Group II-B Loans.

Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[550,000,000] as of the Cut-off Date.

Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[225,000,000] as of the Cut-off Date.

Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[225,000,000] as of the Cut-off Date.

PREPAYMENT  ASSUMPTION:  Group I: 23% HEP (2.3% CPR in month 1,  building to 23%
     CPR by month 10, and remaining constant at 23% CPR thereafter).

Group II: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

OPTIONAL CALL: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Certificate Insurer consents. The optional calls are independent of each other.

THE NEGOTIATED CONDUIT ASSET PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs. Examples include mortgage loans with greater debt-to-income ratios, mortgage loans with a combination of higher LTV for reduced documentation type, or mortgage loans with a combination of higher LTV for the credit grade.

Residential Funding's standard programs are identified as follows:

Jumbo A program: "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

Expanded Criteria program: "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

Home Solution program: first lien, "A-quality" mortgage loans with LTV's up to 107, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

AlterNet program: loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "Alternet" program guidelines allows.

In addition, the NCA program includes mortgage loans, identified as "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.

CREDIT ENHANCEMENT:  A. AMBAC WRAP ("THE  POLICY").  Ambac will  guarantee:  (a)
     interest on the Class A Certificates at the related Pass-Through Rates, (b) the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization and (c) the payment of principal on the Class A Certificates by no later than the July 2033 Distribution Date. The Policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, Group I Net WAC Cap Shortfalls or Group II Basis Risk Shortfalls.

B.   OVERCOLLATERALIZATION ("OC").

                                               GROUP I           GROUP II
      INITIAL (%ORIG.)                          0.00%              0.00%
      OC TARGET (% ORIG.)                      [2.10%]            [8.25%]
      STEPDOWN OC TARGET (% CURRENT)           [4.20%] (1)       [16.50%] (1)
      OC FLOOR (% ORIG.)                        0.50%              0.50%
      OC HOLIDAY                                [None]            [None]

(1)  Subject to certain trigger events as specified in the underlying documents.

C. CROSS-COLLATERALIZATION. The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

D. EXCESS SPREAD. Group I: Initially equal to approximately [373] bps per annum. Group II: Initially equal to approximately [625] bps per annum.

PRIORITY OF PAYMENTS: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

 1)   Distribution  of interest to the related Class
      A Certificates;

 2)   Distribution of principal to the related Class
      A Certificates, in the priority described herein;

 3)   Distribution of principal to the related Class
      A  Certificates,   and  subsequently,  to  the
      non-related Class A Certificates, to cover some realized losses;

 4) Reimbursement to the certificate insurer for prior draws made on the certificate guaranty insurance policy;

 5)   Distribution  of  additional  principal to the
      related    Class    A    Certificates,     and
      subsequently,   to  the  non-related  Class  A
      Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

 6) Payment to the related Class A Certificates and subsequently, to the non-related Class A
      Certificates in respect of prepayment interest shortfalls;

 7)   To  the  extent  provided  in  the  prospectus
      supplement,   payment   to  the   Class   A-II
      Certificates  in respect of any Group II Basis
      Risk   Shortfall   Carry-Forward   Amount  and
      payment to certain
    Class A-I Certificates in respect of interest shortfalls due to the application of the cap on the related Pass-Through Rate; and

 8) Distribution of any remaining funds to the non-offered certificates.


INTEREST ACCRUAL PERIOD: Classes A-I-2 through Class A-I-6: the calendar month preceding the current Distribution Date on a 30/360 basis.

Class A-I-1 and Class A-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES:          Group I Pass-Through Rates:

                             On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus __% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.

                             On each Distribution Date, interest will accrue for the Class A-I-2, Class A-I-3 and Class A-I-4 Certificates at a fixed rate per annum.

                             On each Distribution Date, interest will accrue for the Class A-I-5 and Class A-I-6 Certificates at a fixed rate equal to the lesser of (a) the respective fixed rate coupon and (b) the Group I Net WAC Cap Rate.

                             The fixed rate coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

                             Group II Pass-Through Rates:
                             The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) with respect to any Distribution Date which occurs prior to the second Distribution Date after the first related Optional Call Date, One-Month LIBOR plus __% (the "Class A-II-A Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

                             The Class A-II-B Pass-Through Rate will be a per annum rate equal to the least of (x) with respect to any Distribution Date which occurs prior to the second Distribution Date after the first related Optional Call Date, One-Month LIBOR plus __% (the "Class A-II-B Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-B Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

GROUPI NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A-I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Group I Net WAC Cap Carry-Forward Amount").

GROUPII NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% (the "Group II Basis Risk Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE MONTHLY FEES: Master servicing fee and sub-servicing fee of approximately: 0.33% for Group I 0.51% for Group II The Policy premium for the related Class A Certificates is as stated in the underlying documents.

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus (i) the rates at which the master servicing and subservicing fees are paid and (ii) the rate at which the related premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rates at which the related premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the aggregate certificate principal balance of the related Class A Certificates over (y) the aggregate stated principal balance of the mortgage loans in the related loan group.

ELIGIBLE  MASTER  SERVICING   COMPENSATION:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

GROUPI PRINCIPAL DISTRIBUTIONS: The principal distribution amount with respect to the Group I Certificates will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date (as set forth in the underlying table). The remaining amounts payable to the Class A-I Certificates will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, until paid in full.

CLASSA-I-6 PRO RATA DISTRIBUTION  AMOUNT:  For any Distribution  Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for Loan Group I for that Distribution Date.

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage for that Distribution Date and
     (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for Loan Group I for that Distribution Date.

CLASS A-I-6 LOCKOUT
PERCENTAGE:
         DISTRIBUTION DATES                                    LOCKOUT
                                                             PERCENTAGE
         August 2003 to and including July 2006                  0%
         August 2006 to and including July 2008                  45%
         August 2008 to and including July 2009                  80%
         August 2009 to and including July 2010                 100%
         August 2010 and thereafter                             300%

GROUPI REQUIRED  OVERCOLLATERALIZATION  AMOUNT: With respect to any Distribution
     Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, [2.10]% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) [4.20]% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Group I Required Overcollateralization Amount will not be reduced.

GROUPI STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in February 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

GROUPII PRINCIPAL ALLOCATION AMOUNT: With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cashflow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

CLASSA-II-A PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the principal distribution amount related to the Group II Loans multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-II-B PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the principal distribution amount related to the Group II Loans multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date. GROUP II PRINCIPAL DISTRIBUTIONS: The principal distribution amount related to the Group II Loans will be distributed to the Class A-II Certificates as follows:

The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero.

The Class A-II-B Principal Distribution Amount will be paid to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero.

GROUPII REQUIRED  OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution
     Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, [8.25]% of the aggregate stated principal balance of the Group II Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) [16.50]% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Group II Required Overcollateralization Amount will not be reduced.

GROUPII STEPDOWN DATE The Distribution Date which is the later to occur of (x) the Distribution Date in February 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.